Colorado Satellite Broadcasting Inc. -T40110100 Final Service
                                                             Description 1-24-02
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                                    T40110100

                                AGREEMENT BETWEEN
                      COLORADO SATELLITE BROADCASTING INC.
                                       AND
                                 LORAL SKYNET(R)

                    CONCERNING SKYNET(R) TRANSPONDER SERVICE


This agreement is made this 24th day of January, 2002 (the "Agreement") by and between Colorado Satellite Broadcasting Inc., a corporation organized and existing under the laws of the State of Colorado and having its primary place of business at 7007 Winchester Circle, Suite 200, Boulder, CO 80301 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns) and Loral Skynet, a division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereafter referred to as "Loral Skynet" or "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, CUSTOMER desires to obtain service on numerous C-Band transponders on the Telstar 4 Satellite to be used for satellite transmission service; and

WHEREAS, SKYNET has satellite capacity available for the purpose of providing service to Customers on such satellite(s);

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1. SKYNET SERVICES

1.1 (a) SKYNET offers and CUSTOMER hereby orders satellite transponder service from January 1, 2002 through December 31, 2002 on two (2) 36 MHz, Preemptible, C-Band transponders (initially provided on transponders C 1,
     C4) on a full-time basis via the Telstar 4 satellite (the "Serving Satellite"). Such service consists of bare transponder capacity, with intrasatellite and intersatellite transponder management along with Tracking, Telemetry and Control ("TT&C"), and maintenance of the satellite used to provide the transponder capacity.


        SKY-NET(R)is a registered trademark of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY
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                                 Colorado Satellite Broadcasting Inc. -T40110100
                                               Final Service Description 1-24-02
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(b) SKYNET offers and CUSTOMER hereby orders satellite transponder service from
January 1, 2002 through June 30, 2003 on two (2) 36 MHz, Preemptible, C-Band transponders (initially provided on transponders C5, C7) on a full-time basis via the Telstar 4 satellite (the "Serving Satellite"). Such service consists of bare transponder capacity, with intrasatellite and intersatellite transponder management along with Tracking, Telemetry and Control ("TT&C"), and maintenance of the satellite used to provide the transponder capacity.

1.2 The service as described in Section 1.1 above shall hereinafter be referred to as the "Service" or "Services".

1.3 This Agreement consists of this Service Description and the following documents, which are attached hereto and incorporated herein by reference:

1)   General Terms and Conditions
2)   Exhibit A - Performance Parameters
3)   Exhibit B - Transmission Parameters

1.4 It is a condition precedent to the effectiveness of this Agreement that the Agreement between Fifth Dimension Communications Holdings, Inc. and SKYNET, originally entered into April 27, 1997 and amended effective October 23, 1998 has been further amended to terminate Service under that Agreement, with such termination to be effective as of 12/31/01.

2. RATES AND TERMS OF SERVICE

CUSTOMER shall pay a monthly rate for the Service in accordance with Paragraph 2 of the General Terms and Conditions.



                                         LORAL SKYNET PROPRIETARY
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                           Colorado Satellite Broadcasting Inc. -T40110100 Final
                                                     Service Description 1-24-02
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3. WIRE TRANSFER INSTRUCTIONS

All payments shall be made in immediately available U.S. dollars by electronic funds wire transfer.

To ensure accuracy, CUSTOMER should also include its SKYNET account number and the invoice number for which payment is being made.

4.   OPTIONS

4.1 TO EXTEND ON TELSTAR 4 ONLY

Beyond the end dates on any or all of the transponders identified in Section 2 ("RATES AND TERM OF SERVICE"), CUSTOMER may have the option to extend ("Option to Extend") Service on the Telstar 4 satellite or another satellite at the same orbital location, subject to availability, on a month to month basis following not less than thirty (30) days prior written notification of such Option to Extend to SKYNET.

4.2 OPTION TO TERMINATE ONE TRANSPONDER EARLY

Customer has the option to terminate service on any one (1) of the transponders provided under this Agreement with a sixty (60) day prior written notice of such termination, provided such termination may be effective no sooner than September 30, 2002. Once requested, such termination is irrevocable. In the event of such termination CUSTOMER will be responsible for all charges and liabilities up through and including the date of termination.

5.   NOTICES

All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by one party to the other party pursuant to this Agreement (except as otherwise specifically provided in this Agreement) shall be in writing and shall be delivered by confirmed facsimile, confirmed overnight mail, by hand or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:




                            LORAL SKYNET PROPRIETARY
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                          Colorado Satellite Broadcasting Inc. - T40110100 Final
                                                     Service Description 1-24-02
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(i) If to CUSTOMER:      Colorado Satellite Broadcasting Inc.
                         7007 Winchester Circle, Suite 200
                         Boulder, Colorado 80301
                         Attention: Director of Legal Affairs
                         Phone: 303-786-8700
                         Fax: 303-938-3838

Billing Contact:        Accounts Payable
                      Same address as above


(ii) If to SKYNET:       LORAL SKYNET
                         500 Hills Drive
                         Bedminster, NJ 07921
                         ATTN: Ted Corus
                         Executive Vice President-SKYNET Satellite Services
                         Phone: 908-470-2320
                         Fax: 908-470-2459

(i) Copy to:           LORAL SKYNET
                       500 Hills Drive
                       Bedminster, NJ 07921 Attention:
                       Daniel J. Zaffarese Senior Contract
                       Manager Phone: 908-470-2352
                       Fax: 908-470-2453

Either party may designate by notice in writing a new address or addressee, to which any notice, demand, request, or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication shall be deemed sufficiently given, served or sent for all purposes three (3) days after depositing such notice in the United States Mail or one (1) day after delivery to a nationally recognized overnight courier for overnight delivery if such notice is properly addressed and the appropriate fee is prepaid and the same day as hand delivered or faxed with confirmation.

6. GOOD FAITH

CUSTOMER and SKYNET agree to exercise good faith in their application of the provisions of this Agreement and in the performance of their obligations under this Agreement.




                            LORAL SKYNET PROPRIETARY
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                  Colorado Satellite Broadcasting Inc. - T40110100 Final Service
                                                             Description 1-24-02
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7. ENTIRE AGREEMENT

This Agreement, along with written documents incorporated herein by reference, constitutes the entire agreement between CUSTOMER and SKYNET relative to the Service, and this Agreement can be altered, amended or revoked only by an instrument in writing signed by an authorized representative of both CUSTOMER and SKYNET. CUSTOMER and SKYNET agree hereby that any prior or contemporaneous oral and written agreements between and among themselves and their agents and representatives relative to the subject of this Agreement are superseded and replaced by this Agreement. Any provision of this Agreement found to be unenforceable or invalid by a court of competent jurisdiction shall in no way affect the validity or enforceability of any other provision except th at if such invalid or unenforceable provision provided a material benefit to a party hereto, such party shall have the fight to terminate the Agreement without liability to the other. Each party represents that it has caused this Agreement to be executed on its behalf by a representative empowered to bind that party with respect to the undertaking or obligations contained herein.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written, and agree to the terms and conditions set forth herein.


COLORADO SATELLITE                       LORAL SKYNET, A DIVISION OF
BROADCASTING INC.                        LORAL SPACECOM CORPORATION


By:   /s/ Ken Boenish                    By:   /s/ R.J. Demartini

Name:  Ken Boenish                       Name:  R.J. Demartini

Title:  President                        Title: Director, Supplier Relations &
                                         Customer Contracts

Date:  January 29, 2002                  Date:  January 29, 2002






                            LORAL SKYNET PROPRIETARY